AXOS FINANCIAL, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS (Unaudited)

	At June 30,
(Dollars in thousands, except par and stated value)	2020	2019
ASSETS
Cash and due from banks	$1,756,477	$511,125
Cash segregated for regulatory purposes	194,042	346,143
Federal funds sold	—	100
Total cash, cash equivalents, cash segregated, and federal funds sold	1,950,519	857,368
Securities:
Trading	105	—
Available for sale	187,627	227,513
Stock of regulatory agencies	20,610	20,276
Loans held for sale, carried at fair value	51,995	33,260
Loans held for sale, lower of cost or fair value	44,565	4,800
Loans and leases—net of allowance of $75,807 as of June 2020 and $57,085 as of June 2019	10,631,349	9,382,124
Mortgage servicing rights, carried at fair value	10,675	9,784
Other real estate owned and repossessed vehicles	6,408	7,485
Securities borrowed	222,368	144,706
Customer, broker-dealer and clearing receivables	220,266	203,192
Goodwill and other intangible assets—net	125,389	134,893
Other assets	380,024	194,837
TOTAL ASSETS	$13,851,900	$11,220,238

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$1,936,661	$1,441,930
Interest bearing	9,400,033	7,541,243
Total deposits	11,336,694	8,983,173
Advances from the Federal Home Loan Bank	242,500	458,500
Borrowings, subordinated notes and debentures	235,789	168,929
Securities loaned	255,945	198,356
Customer, broker-dealer and clearing payables	347,614	238,604
Accounts payable and accrued liabilities and other liabilities	202,512	99,626
Total liabilities	12,621,054	10,147,188
STOCKHOLDERS’ EQUITY:
Preferred stock—$0.01 par value; 1,000,000 shares authorized;
Series A—$10,000 stated value and liquidation preference per share; 515 shares issued and outstanding as of June 2020 and June 2019	5,063	5,063
Common stock—$0.01 par value; 150,000,000 shares authorized, 67,323,053 shares issued and 59,612,635 shares outstanding as of June 2020, 66,563,922 shares issued and 61,128,817 shares outstanding as of June 2019	673	666
Additional paid-in capital	411,873	389,945
Accumulated other comprehensive income (loss)—net of tax	(937)	16
Retained earnings	1,009,299	826,170
Treasury stock, at cost; 7,710,418 shares as of June 2020 and 5,435,105 shares as of June 2019	(195,125)	(148,810)
Total stockholders’ equity	1,230,846	1,073,050
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$13,851,900	$11,220,238

AXOS FINANCIAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	For the Quarters Ended June 30,
(Dollars in thousands, except earnings per share)	2020	2019
INTEREST AND DIVIDEND INCOME:
Loans and leases, including fees	$137,194	$128,268
Securities borrowed and customer receivables	3,560	4,776
Investments	3,389	8,599
Total interest and dividend income	144,143	141,643
INTEREST EXPENSE:
Deposits	23,942	32,695
Advances from the Federal Home Loan Bank	1,777	5,986
Securities loaned	115	376
Other borrowings	1,037	2,149
Total interest expense	26,871	41,206
Net interest income	117,272	100,437
Provision for loan and lease losses	6,500	2,800
Net interest income, after provision for loan and lease losses	110,772	97,637
NON-INTEREST INCOME:
Realized gain (loss) on sale of securities	—	842
Prepayment penalty fee income	1,169	1,774
Gain on sale - other	517	549
Mortgage banking income	12,673	2,308
Broker-dealer fee income	5,670	6,701
Banking and service fees	8,673	11,050
Total non-interest income	28,702	23,224
NON-INTEREST EXPENSE:
Salaries and related costs	37,409	33,909
Data processing	8,887	7,358
Depreciation and amortization	6,982	5,123
Advertising and promotional	2,803	3,445
Occupancy and equipment	3,180	2,588
Professional services	3,163	3,427
Broker-dealer clearing charges	2,162	1,727
FDIC and regulatory fees	2,395	2,418
General and administrative expense	4,563	5,541
Total non-interest expense	71,544	65,536
INCOME BEFORE INCOME TAXES	67,930	55,325
INCOME TAXES	22,630	14,691
NET INCOME	$45,300	$40,634
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$45,223	$40,557
COMPREHENSIVE INCOME	$47,089	$41,168
Basic earnings per share	$0.76	$0.66
Diluted earnings per share	$0.75	$0.66

AXOS FINANCIAL, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Year Ended June 30,
(Dollars in thousands, except earnings per share)	2020	2019	2018
INTEREST AND DIVIDEND INCOME:
Loans and leases, including fees	$582,748	$525,317	$446,991
Securities borrowed and customer receivables	16,585	8,746	—
Investments	23,506	30,824	28,083
Total interest and dividend income	622,839	564,887	475,074
INTEREST EXPENSE:
Deposits	126,916	117,080	79,851
Advances from the Federal Home Loan Bank	11,988	32,834	22,848
Securities loaned	679	748	—
Other borrowings	5,645	5,620	3,881
Total interest expense	145,228	156,282	106,580
Net interest income	477,611	408,605	368,494
Provision for loan and lease losses	42,200	27,350	25,800
Net interest income, after provision for loan and lease losses	435,411	381,255	342,694
NON-INTEREST INCOME:
Realized gain (loss) on sale of securities	—	709	(18)
Other-than-temporary loss on securities:
Other-than-temporary loss on securities:	—	(1,666)	(6,271)
Less: Portion of other temporary impairment losses recognized in OCI	—	845	6,115
Change to net impairment losses recognized in earnings on securities	—	(821)	(156)
Prepayment penalty fee income	5,993	5,851	3,862
Gain on sale - other	6,871	6,160	5,734
Mortgage banking income	20,646	5,267	13,755
Broker-dealer fee income	23,210	11,737	—
Banking and service fees	46,267	53,854	47,764
Total non-interest income	102,987	82,757	70,941
NON-INTEREST EXPENSE:
Salaries and related costs	144,341	127,433	100,975
Data processing	30,671	24,150	17,400
Depreciation and amortization	24,443	16,471	8,574
Advertising and promotional	14,523	14,710	15,500
Occupancy and equipment	12,059	8,571	6,063
Professional services	11,095	11,916	5,280
Broker-dealer clearing charges	8,210	2,822	—
FDIC and regulatory fees	5,538	9,005	4,860
General and administrative expense	24,886	36,128	15,284
Total non-interest expense	275,766	251,206	173,936
INCOME BEFORE INCOME TAXES	262,632	212,806	239,699
INCOME TAXES	79,194	57,675	87,288
NET INCOME	$183,438	$155,131	$152,411
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$183,129	$154,822	$152,102
COMPREHENSIVE INCOME	$182,485	$155,760	$151,311
Basic earnings per share	$3.01	$2.50	$2.41
Diluted earnings per share	$2.98	$2.48	$2.37

AXOS FINANCIAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Year Ended June 30,
(Dollars in thousands)	2020	2019	2018
NET INCOME	$183,438	$155,131	$152,411
Net unrealized gain (loss) from available-for-sale securities, net of tax expense (benefit) of $(381), $562, and $(2,449) for the years ended June 30, 2020, 2019 and 2018, respectively.	(953)	1,741	(5,493)
Other-than-temporary impairment on securities sold, reclassified in other comprehensive income, net of tax expense (benefit) of $0, $(251), and $1,918 for the years ended June 30, 2020, 2019 and 2018, respectively.	—	(594)	4,197
Reclassification of net (gain) loss from available-for-sale securities included in income, net of tax expense (benefit) of $0, $191, and $(104) for the years ended June 30, 2020, 2019, and 2018, respectively.	—	(518)	196
Other comprehensive income (loss)	$(953)	$629	$(1,100)
Comprehensive income	$182,485	$155,760	$151,311

AXOS FINANCIAL, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (Unaudited)

	Preferred Stock		Common Stock				Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss), Net of Income Tax	Treasury Stock	Total
			Number of Shares
(Dollars in thousands)	Shares	Amount	Issued	Treasury	Outstanding	Amount
Balance as of June 30, 2017	515	$5,063	65,115,932	(1,579,688)	63,536,244	$651	$346,117	$519,246	$487	$(37,317)	$834,247
Net income	—	—	—	—	—	—	—	152,411	—	—	152,411
Other comprehensive income (loss)	—	—	—	—	—	—	—	—	(1,100)	—	(1,100)
Cash dividends on preferred stock	—	—	—	—	—	—	—	(309)	—	—	(309)
Purchase of treasury stock	—	—	—	(1,233,491)	(1,233,491)	—	—	—	—	(35,183)	(35,183)
Stock-based compensation expense and restricted stock unit vesting	—	—	680,128	(294,817)	385,311	7	20,398	—	—	(9,958)	10,447
Balance as of June 30, 2018	515	$5,063	65,796,060	(3,107,996)	62,688,064	$658	$366,515	$671,348	$(613)	$(82,458)	$960,513
Net income	—	—	—	—	—	—	—	155,131	—	—	155,131
Other comprehensive income (loss)	—	—	—	—	—	—	—	—	629	—	629
Cash dividends on preferred stock	—	—	—	—	—	—	—	(309)	—	—	(309)
Purchase of treasury stock	—	—	—	(2,009,352)	(2,009,352)	—	—	—	—	(56,437)	(56,437)
Stock-based compensation expense and restricted stock unit vesting	—	—	767,862	(317,757)	450,105	8	23,430	—	—	(9,915)	13,523
Balance as of June 30, 2019	515	$5,063	66,563,922	(5,435,105)	61,128,817	$666	$389,945	$826,170	$16	$(148,810)	$1,073,050
Net income	—	—	—	—	—	—	—	183,438	—	—	183,438
Other comprehensive income (loss)	—	—	—	—	—	—	—	—	(953)	—	(953)
Cash dividends on preferred stock	—	—	—	—	—	—	—	(309)	—	—	(309)
Purchase of treasury stock	—	—	—	(1,970,464)	(1,970,464)	—	—	—	—	(38,858)	(38,858)
Stock-based compensation expense and restricted stock unit vesting	—	—	759,131	(304,849)	454,282	7	21,928	—	—	(7,457)	14,478
Balance as of June 30, 2020	515	$5,063	67,323,053	(7,710,418)	59,612,635	$673	$411,873	$1,009,299	$(937)	$(195,125)	$1,230,846

AXOS FINANCIAL, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

	Year Ended June 30,
(Dollars in thousands)	2020	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$183,438	$155,131	$152,411
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Accretion of discounts on securities	291	(264)	(624)
Net accretion of discounts on loans and leases	(35,493)	(30,176)	(29,381)
Amortization of borrowing costs	208	208	208
Amortization of operating lease right of use asset	(6,299)	—	—
Stock-based compensation expense	21,935	23,439	20,399
Trading activity, (net)	1,217	—	—
Net (gain) loss on sale of investment securities	—	(709)	18
Impairment charge on securities	—	821	156
Provision for loan and lease losses	42,200	27,350	25,800
Broker-dealer reserve for bad debt	—	15,298	—
Deferred income taxes	(6,735)	(8,686)	17,034
Origination of loans held for sale	(1,601,579)	(1,471,906)	(1,564,165)
Unrealized (gain) loss on loans held for sale	(1,360)	(252)	(253)
Gain on sales of loans held for sale	(27,517)	(11,427)	(19,489)
Proceeds from sale of loans held for sale	1,614,379	1,481,911	1,576,353
Change in fair value of mortgage servicing rights	5,806	3,362	83
(Gain) loss on sale of other real estate and foreclosed assets	(449)	(283)	(258)
Depreciation and amortization	24,443	16,471	8,574
Net changes in assets and liabilities which provide (use) cash:
Securities borrowed	(77,662)	13,192	—
Customer, broker-dealer and clearing receivables	(17,074)	13,684	—
Other assets	(45,852)	(27,564)	(47,070)
Securities loaned	57,589	(4,685)	—
Customer, broker-dealer and clearing payables	109,010	(1,506)	—
Accounts payable and accrued liabilities	26,135	11,012	28,119
Net cash provided by operating activities	$266,631	$204,421	$167,915
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investment securities	(304,930)	(146,886)	(100,503)
Proceeds from sales of securities	—	15,863	52,714
Proceeds from repayment of securities	343,191	93,779	139,338
Purchase of stock of regulatory agencies	(55,870)	(204,206)	(33,966)
Proceeds from redemption of stock of regulatory agencies	55,536	203,611	79,923
Origination of loans and leases held for investment	(6,586,761)	(6,756,832)	(5,895,902)
Proceeds from sale of loans and leases held for investment	37,300	119,881	20,719
Mortgage warehouse loans activity, net	(172,319)	(126,491)	(26,899)
Proceeds from sales of other real estate owned and repossessed assets	2,241	2,202	1,832
Cash paid for deposit acquisition	—	(14,747)	—
Cash paid for acquisition	—	—	(70,002)
Acquisition of business activity, net of cash paid	—	67,343	—
Purchases of loans and leases, net of discounts and premiums	—	(11,525)	—
Principal repayments on loans and leases	5,362,993	5,846,349	4,818,558
Furniture, equipment and software expenditures	(12,333)	(20,082)	(11,817)
Net cash used in investing activities	$(1,330,952)	$(931,741)	$(1,026,005)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in deposits	$2,353,521	$997,823	$1,085,843
Net (repayment) proceeds of the Federal Home Loan Bank term advances	10,000	(147,500)	(30,000)
Net (repayment) proceeds of Federal Home Loan Bank other advances	(226,000)	149,000	(153,000)
Net (repayment) proceeds of other borrowings	(85,300)	21,700	(20,000)
Proceeds from Paycheck Protection Program Liquidity Facility advances	151,952	—	—
Tax payments related to settlement of restricted stock units	(7,457)	(9,916)	(9,952)
Repurchase of treasury stock	(38,858)	(56,437)	(35,183)
Cash dividends paid on preferred stock	(386)	(232)	(309)
Net proceeds from issuance of subordinated notes	—	7,400	—
Net cash provided by financing activities	$2,157,472	$961,838	$837,399
NET CHANGE IN CASH AND CASH EQUIVALENTS	1,093,151	234,518	(20,691)
CASH AND CASH EQUIVALENTS—Beginning of year	857,368	622,850	643,541
CASH AND CASH EQUIVALENTS—End of year	$1,950,519	$857,368	$622,850
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid on deposits and borrowed funds	$145,452	$152,756	$106,112
Income taxes paid	$80,430	$64,117	$79,628
Transfers to other real estate and repossessed vehicles	$1,315	$850	$10,113
Transfers from loans and leases held for investment to loans held for sale	$141,849	$106,911	$31,207
Transfers from loans held for sale to loans and leases held for investment	$—	$1,714	$3,969
Loans held for investment sold, cash not received	$61,029	$—	$17,742
Operating lease liabilities for obtaining right of use assets	$82,940	$—	$—
Preferred stock dividends declared but not paid	$—	$77	$—

LOANS AND LEASES
The following table sets forth the composition of the loan and lease portfolio as of the dates indicated:

(Unaudited) (Dollars in thousands)	June 30, 2020	June 30, 2019
Single family real estate secured:
Mortgage	$4,244,563	$4,281,080
Warehouse	474,318	301,999
Financing[1]	682,477	518,560
Multifamily real estate secured	2,303,216	1,948,513
Commercial real estate secured - mortgage	371,176	326,154
Auto and RV secured	291,452	290,894
Commercial & Industrial	2,094,322	1,662,629
Other	241,918	119,481
Total gross loans and leases	10,703,442	9,449,310
Allowance for loan and lease losses	(75,807)	(57,085)
Unaccreted premiums (discounts) and loan and lease fees	3,714	(10,101)
Total net loans and leases	$10,631,349	$9,382,124
1. Single family real estate secured: Financing consists of commercial specialty and lender finance loans secured by single family real estate.

SECURITIES
The amortized cost, carrying amount and fair value for the major categories of trading and available for sale securities at June 30, 2020 and June 30, 2019 were:

	June 30, 2020
	Trading	Available for sale
(Unaudited) (Dollars in thousands)	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Mortgage-backed securities (RMBS):
U.S agencies[1]	$—	$16,192	$634	$—	$16,826
Non-agency[2]	—	18,180	1,024	(872)	18,332
Total mortgage-backed securities	—	34,372	1,658	(872)	35,158
Other debt securities:
U.S. agencies[1]	—	1,799	—	—	1,799
Municipal	105	10,550	44	(194)	10,400
Non-agency	—	141,338	1	(1,069)	140,270
Total other debt securities	105	153,687	45	(1,263)	152,469
Total debt securities	$105	$188,059	$1,703	$(2,135)	$187,627

	June 30, 2019
	Trading	Available for sale
(Unaudited) (Dollars in thousands)	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Mortgage-backed securities (RMBS):
U.S agencies[1]	$—	$9,486	$179	$(79)	$9,586
Non-agency[2]	—	13,489	226	(690)	13,025
Total mortgage-backed securities	—	22,975	405	(769)	22,611
Other debt securities:
U.S. agencies[1]	—	1,682	3	—	1,685
Municipal	—	21,974	16	(828)	21,162
Non-agency	—	179,976	2,088	(9)	182,055
Total other debt securities	—	203,632	2,107	(837)	204,902
Total debt securities	$—	$226,607	$2,512	$(1,606)	$227,513
1 U.S. government-backed including and Ginnie Mae, or government sponsored enterprises including Fannie Mae and Freddie Mac.
2 Private sponsors of securities collateralized primarily by pools of 1-4 family residential first mortgages. Primarily super senior securities secured by Alt-A or pay-option ARM mortgages.

DEPOSITS
The following table sets forth the composition of the deposit portfolio as of the dates indicated:

(Unaudited)	June 30, 2020		June 30, 2019
(Dollars in thousands)	Amount	Rate[1]	Amount	Rate[1]
Non-interest bearing	$1,936,661	—%	$1,441,930	—%
Interest bearing:
Demand	3,456,127	0.37%	2,709,014	2.06%
Savings	3,697,188	0.78%	2,466,214	1.48%
Total interest-bearing demand and savings	7,153,315	0.58%	5,175,228	1.78%
Time deposits:
$250 and under	1,584,034	2.12%	1,866,811	2.47%
Greater than $250	662,684	1.39%	499,204	2.27%
Total time deposits	2,246,718	1.91%	2,366,015	2.43%
Total interest bearing[2]	9,400,033	0.90%	7,541,243	1.99%
Total deposits	$11,336,694	0.75%	$8,983,173	1.67%
1. Based on weighted-average stated interest rates at end of period.
2. The total interest-bearing includes brokered deposits of $1,318.0 million and $1,124.0 million as of June 30, 2020 and June 30, 2019, respectively, of which $603.6 million and $796.7 million, respectively, are time deposits classified as $250 and under.

The number of deposit accounts at the end of each of the last five fiscal years is set forth below:

	At June 30,
	2020	2019	2018	2017	2016
Non-interest-bearing, prepaid and other[1]	3,361,965	3,743,334	3,535,904	3,113,128	1,816,266
Checking and savings accounts	310,463	311,067	270,082	274,962	292,012
Time deposits	18,450	23,447	2,309	2,748	4,807
Total number of deposit accounts	3,690,878	4,077,848	3,808,295	3,390,838	2,113,085
1. Our non-interest bearing, prepaid and other accounts contain two omnibus accounts that when condensed for regulatory reporting purposes result in 27,108 accounts as of June 30, 2020.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following table presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the three months ended June 30,
	2020			2019
(Unaudited) (Dollars in thousands)	Average Balance[2]	Interest Income / Expense	Average Yields Earned / Rates Paid[1]	Average Balance[2]	Interest Income / Expense	Average Yields Earned / Rates Paid[1]
Assets:
Loans and leases[3,4]	$10,570,886	$137,194	5.19%	$9,234,461	$128,268	5.56%
Interest-earning deposits in other financial institutions	930,622	365	0.16%	710,703	4,333	2.44%
Securities[4]	231,396	2,858	4.94%	226,523	3,778	6.67%
Securities borrowed and margin lending	297,163	3,560	4.79%	350,413	4,776	5.45%
Stock of the regulatory agencies	28,719	166	2.31%	31,054	488	6.29%
Total interest-earning assets	12,058,786	144,143	4.78%	10,553,154	141,643	5.37%
Non-interest-earning assets	411,004			325,078
Total assets	$12,469,790			$10,878,232
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$5,092,648	$10,222	0.80%	$4,119,350	$16,921	1.64%
Time deposits	2,446,915	13,720	2.24%	2,625,852	15,774	2.40%
Securities loaned	153,573	115	0.30%	478,196	376	0.31%
Advances from the FHLB	807,680	1,777	0.88%	963,062	5,986	2.49%
Borrowings, subordinated notes and debentures	83,228	1,037	4.98%	154,749	2,149	5.55%
Total interest-bearing liabilities	8,584,044	26,871	1.25%	8,341,209	41,206	1.98%
Non-interest-bearing demand deposits	2,139,803			1,385,750
Other non-interest-bearing liabilities	510,889			98,741
Stockholders’ equity	1,235,054			1,052,532
Total liabilities and stockholders’ equity	$12,469,790			$10,878,232
Net interest income		$117,272			$100,437
Interest rate spread[5]			3.53%			3.39%
Net interest margin[6]			3.89%			3.81%
1 Annualized.
2 Average balances are obtained from daily data.
3 Loans include loans held for sale, loan premiums and unearned fees.
4 Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loans and leases include average balances of $27.7 million and $28.4 million of Community Reinvestment Act loans which are taxed at a reduced rate for the 2020 and 2019 three-month periods respectively.
5 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
6 Net interest margin represents net interest income as a percentage of average interest-earning assets.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following tables set forth, for the periods indicated, information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the Fiscal Years Ended June 30,
	2020			2019			2018
(Unaudited)(Dollars in thousands)	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid
Assets:
Loans and leases[2,3]	$10,149,867	$582,748	5.74%	$8,974,820	$525,317	5.85%	$7,893,072	$446,991	5.66%
Interest-earning deposits in other financial institutions	833,612	10,906	1.31%	631,228	13,495	2.14%	807,348	12,450	1.54%
Securities[3]	217,598	11,061	5.08%	210,189	13,943	6.63%	209,434	11,335	5.41%
Securities borrowed and margin lending	362,063	16,585	4.58%	173,829	8,746	5.03%	N/A	N/A	—%
Stock of the regulatory agencies	28,776	1,539	5.35%	41,078	3,386	8.24%	61,222	4,298	7.02%
Total interest-earning assets	11,591,916	622,839	5.37%	10,031,144	564,887	5.63%	8,971,076	475,074	5.30%
Non-interest-earning assets	395,789			234,993			100,380
Total assets	$11,987,705			$10,266,137			$9,071,456
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$4,844,700	$66,883	1.38%	$3,906,833	$61,391	1.57%	$4,706,238	$54,013	1.15%
Time deposits	2,482,151	60,033	2.42%	2,322,039	55,689	2.40%	990,635	25,838	2.61%
Securities loaned	247,420	679	0.27%	221,469	748	0.34%	N/A	N/A	—%
Securities sold under agreements to repurchase	—	—	—%	—	—	—%	5,575	229	4.11%
Advances from the FHLB	747,358	11,988	1.60%	1,397,460	32,834	2.35%	1,296,120	22,848	1.76%
Borrowings, subordinated notes and debentures	103,652	5,645	5.45%	104,287	5,620	5.39%	54,522	3,652	6.70%
Total interest-bearing liabilities	8,425,281	145,228	1.72%	7,952,088	156,282	1.97%	7,053,090	106,580	1.51%
Non-interest-bearing demand deposits	1,990,005			1,227,285			1,052,944
Other non-interest-bearing liabilities	397,506			76,651			68,361
Stockholders’ equity	1,174,913			1,010,113			897,061
Total liabilities and stockholders’ equity	$11,987,705			$10,266,137			$9,071,456
Net interest income		$477,611			$408,605			$368,494
Interest rate spread[4]			3.65%			3.66%			3.79%
Net interest margin[5]			4.12%			4.07%			4.11%
1 Average balances are obtained from daily data.
2 Loans include loans held for sale, loan premiums and unearned fees.
3 Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loans and leases include average balances of $28.0 million, $28.7 million, and $29.3 million of Community Reinvestment Act loans which are taxed at a reduced rate for the 2020 2019, and 2018 fiscal years respectively.
4 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
5 Net interest margin represents net interest income as a percentage of average interest-earning assets.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
BANKING BUSINESS
The following table presents our Banking segment’s information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin for the three months ended June 30, 2020 and 2019:

	For the Three Months Ended
	June 30,
	2020			2019
(Dollars in thousands)	Average Balance[1]	Interest Income/ Expense	Average Yields Earned/Rates Paid[2]	Average Balance[1]	Interest Income/ Expense	Average Yields Earned/Rates Paid[2]
Assets:
Loans and leases[3,4]	$10,516,828	$136,532	5.19%	$9,234,449	$128,268	5.56%
Interest-earning deposits in other financial institutions	763,989	192	0.10%	524,403	3,128	2.39%
Securities[4]	269,288	3,137	4.66%	224,828	3,779	6.72%
Stock of the regulatory agencies	25,474	165	2.59%	28,414	486	6.84%
Total interest-earning assets	11,575,579	140,026	4.84%	10,012,094	135,661	5.42%
Non-interest-earning assets	185,795			188,959
Total assets	$11,761,374			$10,201,053
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$5,108,866	$10,254	0.80%	$4,143,734	$16,964	1.64%
Time deposits	2,446,915	13,720	2.24%	2,625,852	15,774	2.40%
Advances from the FHLB	807,680	1,777	0.88%	963,062	5,987	2.49%
Borrowings, subordinated notes and debentures	12,416	11	0.35%	22	—	—%
Total interest-bearing liabilities	8,375,877	25,762	1.23%	7,732,670	38,725	2.00%
Non-interest-bearing demand deposits	2,148,671			1,389,998
Other non-interest-bearing liabilities	98,020			70,848
Stockholders’ equity	1,138,806			1,007,537
Total liabilities and stockholders’ equity	$11,761,374			$10,201,053
Net interest income		$114,264			$96,936
Interest rate spread[5]			3.61%			3.42%
Net interest margin[6]			3.95%			3.87%
1. Average balances are obtained from daily data.
2. Annualized.
3. Loans and leases include loans held for sale, loan premiums and unearned fees.
4. Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loans and leases include average balances of $27.7 million and $28.4 million of Community Reinvestment Act loans which are taxed at a reduced rate for the 2020 and 2019 three-month periods respectively.
5. Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
6. Net interest margin represents annualized net interest income as a percentage of average interest-earning assets.

SECURITIES BUSINESS
Selected information concerning Axos Clearing LLC follows as of and for the three months ended:

(Dollars in thousands)	June 30, 2020	June 30, 2019
Compensation as a % of net revenue	39.2%	35.0%
FDIC insured program balances at banks (end of period)	$450,251	$341,576
Customer margin balances (end of period)	$206,702	$189,193
Customer funds on deposit, including short credits (end of period)	$194,042	$206,469

Clearing:
Total tickets	1,228,635	595,962
Correspondents (end of period)	61	62

Securities lending:
Interest-earning assets – stock borrowed (end of period)	$222,368	$144,706
Interest-bearing liabilities – stock loaned (end of period)	$255,945	$198,356